Exhibit 99.1
NYSE BBX July 28, 2007 Prepared: AUGUST 2007 NYSE BBX

(NYSE:BBX) Assets1 $6.5 Billion Equity Capital1 $513 Million Market Capitalization2 $477 Million Book Value per Share1 $8.83 Price to Book2 0.90x 1At 6/29/07 2Based on $7.96 per share closing price on 7/26/07 and outstanding shares as of 6/29/07 BANKATLANTIC BANCORP

2006/2007 CHALLENGES Slower deposit growth Margin compression Real Estate asset quality High efficiency ratio Low price-to-book ratio BANKATLANTIC

OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" Second largest bank headquartered in Florida 97 stores Rapidly growing consumer bank with strong demographics Florida is #3 in national deposits with $363 billion BANKATLANTIC Source: SNL Financial - Banks & Thrifts Industry Data; 2006

STRATEGY Increase Core Deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture New Store Expansion Program Grow lending in Consumer, Small Business, Commercial Real Estate Supplement core earning assets with conforming residential loans Maintain high credit quality standards Achieve superior financial performance over long term Emphasis on improved operational efficiency BANKATLANTIC

FLORIDA MARKET OVERVIEW BANKATLANTIC Source: SNL Financial - Banks & Thrifts Industry Data; 2006 Florida is #3 in national deposits; $363 billion BankAtlantic operates in 6 of top 10 FL markets More deposits in Florida's top 10 markets than in the state of Ohio (#7 in the nation)

FLORIDA MARKET OVERVIEW BANKATLANTIC Florida Population Growth 4th in state population growth rate since 2000 4th in state projected population growth rate through 2011 Florida Labor Market 6th lowest unemployment rate in the nation Florida has 5 of top 15 best job markets in the U.S. 2000-2006 Population Growth Rate 2006-2011 Population Growth Rate Unemployment Rate as of March 2007 BankAtlantic 0.1562 0.1292 0.032 U.S. 0.0787 0.0675 0.044 Source: SNL Financial, 2006; Business 2.0 Florida U.S.

BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of12/31/06; BankAtlantic's as of 6/30/07 Source: Florida Banker's Assoc. 1. Bank of America 735 $75.2 2. Wachovia 709 64.3 3. SunTrust 543 33.9 4. Regions 420 18.3 5. Washington Mutual 257 12.4 6. Colonial 170 9.7 7. World Savings 51 8.7 8. Fifth Third 95 5.6 . . . . . . . . . . . . 13. BankAtlantic 97 $4.0

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 12/31/06 Source: Florida Banker's Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,786 5.2% Palm Beach / Treasure Coast 1,331 2.9% Miami-Dade 613 0.9% Tampa Bay 228 0.7% BankAtlantic Footprint 3,958 3.5% BANKATLANTIC

FOOTPRINT BANKATLANTIC

Savings5% DDA14% NOW12% MMKT26% CDs43% East 140961 398401 327999 750299 1230013 DEPOSIT MIX Savings15% DDA24% NOW19% MMKT17% CDs25% East 605939 989259 782018 677545 993458 Core Deposits = 30% Core Deposits = 59% Average Balances 1Includes Public & Brokered CDs *Average balances for three months ended 6/30/07

2001 2002 2003 2004 2005 2006 2007 YTD NEW LOW COST DEP 43000 99000 145000 166000 226000 270000 139000 NEW CORE DEPOSIT ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings Compound Growth 44.4%

CORE DEPOSIT GROWTH DDA NOW SAVINGS 4Q'06 995.92 779.383 465.172 2Q'07 971 770 609 CORE DEPOSITS* 4Q'06 2240.275 2Q'07 2350 Period-end Balances -2% -1% 31% 0.87% 0.00% 0.90% 2.25% 2Q'07 Deposit Cost 5% *DDA, NOW, Savings QUARTER OVER QUARTER % GROWTH

* DDA, NOW, Savings 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 4Q'06 1Q'07 2Q'07 LCD GROWTH 1624.38 1818.54 1933.49 2002.92 1994.22 2089.55 2294.43 2239.25 2104.91 2240.48 2429.51 2350.045 CORE DEPOSIT GROWTH (CHECKING AND SAVINGS)* Period-end Balances, Millions

CORE DEPOSITS* 1Q'02 2003 2004 2005 2006 2Q'07 Low Cost Deposit % 0.293 0.454 0.526 0.557 0.5794 0.585 *DDA, NOW, Savings % OF TOTAL DEPOSITS Period-end Balances

1Q'02 2003 2004 2005 2006 2Q'07 Low Cost Deposit % 0.13 0.211 0.258 0.272 0.2575 0.2418 DEMAND DEPOSITS Period-end Balances % OF TOTAL DEPOSITS

TOTAL DEPOSITS 2001 2002 2003 2004 2005 2006 2007 Estimate Total Deposits 2.276567 2.920555 3.058142 3.457202 3.752676 3.867036 4.270338 Compound Growth 11.1% Cost of Deposits 2.20% 1.23% 0.88% Period-end Balances, Billions 1.10% 3.0% 1.55% 10.4% 2.15% 3.68%

1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 2Q07 12/1/2007 Core Deposits 2 2 3 4 6 8 11 17 23 37 NEW STORES OPENED* *Since 2005 (CUMULATIVE)

1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006 3Q2006 4Q2006 1Q2007 2Q2007 Core Deposits 604 2561 6769 11945 25514 41247 57492 92236 135897 154276 NEW STORE1 CORE DEPOSIT2 GROWTH Dollars in Thousands 123 new stores open since 2005 2DDA, NOW, Savings 13.5%

1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006 3Q2006 4Q2006 1Q2007 2Q2007 Total Deposits 737 4974 17471 32370 54882 79287 110301 163380 227479 261794 NEW STORE* TOTAL DEPOSIT GROWTH Dollars in Thousands *23 new stores open since 2005 15.1%

Deposit Fees $7.5 Million up 2.3% NON-INTEREST INCOME $25.8 Million up 21.3% Debit Card 2Q'07 NON-INTEREST INCOME $36.7 Million up 14.9% Other $3.4 Million up 1.3% 2Q '07 vs. 2Q '06

2001 2002 2003 2004 2005 2006 2007 Estimate Fee Income 37457 53317 70686 85724 100060 131844 152000 Compound Growth 26.3% 15.3% NON-INTEREST INCOME Dollars in Thousands 31.8%

Residential 47% Commercial 30% Consumer 14% Small Business 6% Corporate 3% East 2215606 1384405 635370 295483 147026 LOAN PORTFOLIO MIX *Average balances for three months ended 6/30/07

Residential $2,224 47.7% +8.0% Commercial Real Estate 1,365 29.2% -9.1% Consumer 640 13.7% +17.1% Small Business 303 6.5% +15.3% Corporate 134 2.9% -9.9% Total Loans $4,666 100% +3.3% 2Q'07 Gross Outstandings % of Total 2Q'07 vs 2Q'06 Period-end Balances, Millions LOAN COMPOSITION BANK OPERATIONS

2004 2004 2005 2006 2Q07 2Q07 Non Performing Assets % Loans & Other Assets 0.19% 0.19% 0.17% 0.55% 0.94% 0.94% Annualized Net Charge-offs / (Recoveries) to Avg. Loans O/S -0.14% -0.14% -0.04% 0.13% 0.05% 0.05% Loan Loss Reserve / NPL 582.18% 582.18% 605.68% 982.89% 251.1% 251.1% ASSET QUALITY

2003 2004 2005 2006 1Q'07 2Q'07 NIM 0.0328 0.0379 0.0395 0.0407 0.0378 0.0372 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate 2Adjusted to exclude loan participations sold accounted for as secured borrowings 2 2 ANNUAL

Revenue: 2Q'07 $91.5 Million 3.9% vs 2Q'06 Operating Net Income: (1) 2Q'07 $11.7 Million 12.7% vs 2Q'06 BANKATLANTIC BANCORP Revenue: 2Q'07 $87.6 Million Operating Net Income: 2Q'07 $10.4 Million BankAtlantic 1GAAP Income from Continuing Operations adjusted as shown on slide #36 Revenue: 2Q'07 $3.9 Million Operating Net Income: 2Q'07 $1.3 Million Parent Company

KEY FINANCIAL HIGHLIGHTS Income from continuing operations1 ($ in millions) $21.6 $29.0 $53.3 $42.5 $26.9 $10.4 $11.7 Operating net income2 ($ in millions) $41.2 $37.1 $46.1 $54.9 $26.8 $10.4 $11.7 Return on Tangible Equity from Cont. Ops1 6.06%3 7.12%3 15.07% 10.07% 6.00% 9.27% 10.47% Operating Return on Tangible Equity2 15.18%3 12.44%3 13.05% 13.01% 5.98% 9.24% 10.47% BANKATLANTIC BANCORP 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #36 2GAAP Income from Continuing Operations adjusted as shown on slide #36 3Return on average tangible equity is calculated excluding for comparability the equity of Levitt Corporation, which was spun off to the Company's shareholders on December 31, 2003 FY 2004 FY 2005 FY 2006 2Q2006 2Q2007 FY 2003 FY 2002

Income/(Loss) from Continuing Ops.1 (in Millions) $10.4 $11.7 +12.3% Operating Net Income2 (in Millions) $10.4 $11.7 +12.7% Return on Tangible Equity from Continuing Operations1 9.24% 10.47% Operating Return on Tangible Equity2 9.27% 10.47% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #36 2GAAP Income from Continuing Operations adjusted as shown on slide #36 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 2Q'07 vs. 2Q'06 2Q'07 2Q'06

BANKATLANTIC FACTORS AFFECTING 2nd QUARTER RESULTS Credit Quality Provision for loan loss Increase in non-performing assets Slowed Commercial Real Estate lending Net interest margin compression Higher cost of deposits Impact of loans put on non-accrual Reduction in higher yielding Commercial Real Estate loans Operating Expenses $1.1 million impairment on land held for development $7.9 million from Store Expansion program

BANKATLANTIC OPPORTUNITIES Store Expansion Program 17 new stores in 2005-2006 20 new stores anticipated in 2007 $154 million in Core Deposits; up 274% over 2Q06 Operating Expenses Management focus on expense discipline Reduced 2Q07 marketing expense by 43% versus 2Q06 Improving overall expense trend 10% reduction vs. 1Q07 10% reduction vs. 4Q06

BANKATLANTIC BANCORP FINANCIAL HIGHLIGHTS Stifel Financial (SF) Holdings 2,377,354 shares of Stifel common stock Warrants to purchase 481,724 shares of SF common stock at $36 At June 30, 2007 $36 million unrealized gain on Stifel shares $6.1 million gain on Stifel warrants (2Q07) Stock Repurchase Plan Buyback plan for 6 million shares approved by Board in May '06 3.9 million shares repurchased to date 2 million in 2Q07 2.1 million shares remaining in Plan

STOCK PERFORMANCE BBX S&P 500 2002 2.91% -22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 -28.59% 5.77% 2006 -2.55% 13.92% 2007 YTD* -41.85% 5.57 % BANKATLANTIC BANCORP *Total market returns as of 7/26/07 close PRICE TO BOOK*: 0.90x

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward- looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and involve to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans of changes in the real estate markets in our trade area and where our collateral is located; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of core deposits or producing results which do not justify their costs; the success of our expenses discipline initiatives; BankAtlantic's new store expansion program, successfully opening the anticipated number of new stores in 2007 and achieving growth and profitability at the stores; and the impact of periodic testing of goodwill and other intangible assets for impairment. Past performance, actual or estimated new account openings and growth rate may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission.

Total Assets $6.5 Billion Billion +1.4% Total Deposits $4.0 Billion Billion +4.7% Total Loans (Net) $4.6 Billion Billion +3.0% Income from Continuing Ops (a) $11.7 Million Million +12.3% Operating Net Income (b) $11.7 Million Million +12.7% EPS from Continuing Ops (a) $0.20 +17.7% EPS from Operating Net Income(b) $0.20 +18.2% FINANCIAL HIGHLIGHTS 2Q'07 vs 2Q'06 2Q'07 CONSOLIDATED (as of June 30, 2007) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #36 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #36

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $67,717 $70,768 $59,182 $ 15,387 $ 11,620 (Income)/Loss from disc. ops. (38,765) (17,483) (16,656) 11,492 108 INCOME FROM CONTINUING OPERATIONS $28,952 $53,285 $42,526 $26,879 $11,728 Losses/(Gains) from debt redemption 8,153 7,632 (46) Reserve for compliance deficiencies 10,000 Litigation (14,785) Securities impairment Bank facilities impairment 2,409 OPERATING NET INCOME $37,105 $46,132 $54,935 $26,833 $11,728 DILUTED: EPS GAAP $1.08 $1.11 $0.92 $0.25 $0.19 DILUTED: EPS CONTINUING OPERATIONS $0.46 $0.85 $0.67 $0.43 $0.20 DILUTED: EPS OPERATING NET INCOME $0.60 $0.73 $0.87 $0.43 $0.20 FY 2003 FY 2004 FY 2005 FY 2006 2Q2007 Dollars in Thousands, except for EPS

BANK OPERATIONS 2003 2004 2005 2006 2Q07 Deposit Cost of Funds (including impact of free funding from DDAs) 1.23% 0.88% 1.10% 1.55% 2.13% Borrowing Cost of Funds (other interest bearing liabilities) 4.11% 3.45% 4.13% 5.29% 5.46% Total Cost of Funds 2.21% 1.59% 2.19% 2.66% 3.04% 3 Month LIBOR 1.21% 1.62% 3.57% 5.20% 5.36% FUNDING COSTS